UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2020

StepStone Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39510	84-3868757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue, 31st Floor

New York, NY 10017

(Address of Principal Executive Offices)

(212) 351-6100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 18, 2020, StepStone Group Inc. (the “Company”) closed its initial public offering (“IPO”) of 20,125,000 shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), at an offering price of $18.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-248313), as amended (the “Registration Statement”). In connection with the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•

an Eighth Amended and Restated Limited Liability Partnership Agreement of StepStone Group LP, a Delaware limited partnership (the “Partnership”), dated as of September 18, 2020, by and among StepStone Group Holdings LLC, as General Partner, and the Partners (as defined therein), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Tax Receivable Agreement (Exchanges), dated as of September 18, 2020, by and among the Company, the Partnership, and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Tax Receivable Agreement (Reorganization), dated as of September 18, 2020, by and among the Company, the Partnership, and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference;

•

an Exchange Agreement, dated as of September 18, 2020, by and among the Company, the Partnership, and each of the other persons and entities party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Registration Rights Agreement, dated as of September 18, 2020, by and among the Company and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

a Stockholders Agreement, dated as of September 18, 2020, by and among the Company, the Partnership and the other persons and entities party thereto, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the closing of the IPO, the Company issued 65,578,831 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”), to certain partners of the Partnership, including entities beneficially owned by certain members of the Company’s management and board of directors. The shares of Class B Common Stock were issued for nominal consideration in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the closing of the IPO, the Company issued 9,112,500 shares of Class A Common Stock to certain partners of the Partnership in exchange for partnership interests in the Partnership. The shares of Class A Common Stock were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Composition of the Board

On September 18, 2020, in connection with the closing of the IPO, Scott Hart, Jose Fernandez, Michael McCabe, Thomas Keck, Mark Maruszewski, Steven Mitchell, Anne Raymond and Robert Waldo (the “New Directors”) joined the Board of Directors of the Company (the “Board”). Messrs. Monte Brem and David Hoffmeister are also directors of the Company. Mr. Hoffmeister and Ms. Raymond qualify as “independent directors” for purposes of serving on the Board and its committees under the applicable rules. The Board assigned each director to the classes listed below. In addition, the directors have been appointed to the Audit, Compensation and Nominating and Corporate Governance Committees of the Board as follows:

Name	Class	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Monte Brem	I		X (Chair)	X

Jose Fernandez	II

Scott Hart	III		X	X (Chair)

David Hoffmeister	III	X (Chair)

Thomas Keck	II

Mark Maruszewski	I

Michael McCabe	II

Steven Mitchell	II

Anne Raymond	III	X

Robert Waldo	I

There are no arrangements or understandings between any New Director and any other persons pursuant to which any New Director was selected as a director. There are no transactions in which any New Director has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Each director has also entered into standard indemnification agreements with the Company, which provide for the standard indemnification and advancement of expenses to the fullest extent permitted by law consistent with the Company’s Amended and Restated Bylaws. The description of the indemnification agreements is intended to provide a general description only, is subject to the detailed terms and conditions of, and is qualified in its entirety by reference to the full text of, the form of indemnification agreement, which was previously filed as Exhibit 10.9 to the Company’s Registration Statement dated August 24, 2020, and is incorporated herein by reference.

2020 Long-Term Incentive Plan and Equity Grants

On September 8, 2020, the Board adopted the StepStone Group Inc. 2020 Long-Term Incentive Plan (“LTIP”) to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates and provide a means by which the eligible recipients may benefit from increases in the value of the Class A Common Stock. The LTIP provides for the grant to the Company’s employees, non-employee directors and consultants of stock options, stock appreciation rights, restricted stock, restricted stock units and performance stock awards. Subject to adjustment in the event of certain transactions or changes of capitalization in accordance with the LTIP, 5,000,000 shares of Class A Common Stock have been reserved for issuance pursuant to awards under the LTIP. The share reserve will automatically increase on January 1 of each year commencing on January 1, 2021 and ending with a final increase on January 1, 2030 in an amount equal to 5% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year; provided, however, that the Board may provide that there will not be a January 1st increase in the share reserve in a given year or that the increase will be less than 5% of the shares of capital stock outstanding on the preceding December 31st. The LTIP will be administered by the Board or a committee thereof.

The description of the foregoing is qualified in its entirety by reference to the complete terms and conditions of the LTIP, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the IPO, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and amended and restated its Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 17, 2020 and became effective on September 18, 2020, and the Amended and Restated Bylaws became effective upon the Amended and Restated Certificate of Incorporation becoming effective. A description of the material terms of each can be found in the section of the Registration Statement entitled “Description of Capital Stock,” and is incorporated herein by reference. The descriptions of the foregoing are qualified in their entirety by reference to the complete terms and conditions of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of StepStone Group Inc.

3.2	Amended and Restated Bylaws of StepStone Group Inc.

10.1	Eighth Amended and Restated Limited Partnership Agreement of StepStone Group LP, dated as of September 18, 2020, by and among StepStone Group Holdings LLC, as General Partner, and each of the other persons and entities parties thereto

10.2	Tax Receivable Agreement (Exchanges), dated as of September 18, 2020, by and among StepStone Group Inc., StepStone Group LP, and each of the other persons and entities parties thereto

10.3	Tax Receivable Agreement (Reorganization), dated as of September 18, 2020, by and among StepStone Group Inc., StepStone Group LP, and each of the other persons and entities parties thereto

10.4	Exchange Agreement, dated as of September 18, 2020, by and among the Company, the Partnership, and each of the other persons and entities party thereto

10.5	Registration Rights Agreement, dated as of September 18, 2020, by and among the Company and the other persons and entities party thereto

10.6	Stockholders Agreement, dated as of September 18, 2020, by and among the Company, the Partnership and the other persons and entities party thereto

10.7	StepStone Group Inc. 2020 Long-Term Incentive Plan

10.8	Form of Indemnification Agreement to be entered into between StepStone Group Inc. and certain of its directors and officers (incorporated by reference to Exhibit 10.9 of the Registrant’s Registration Statement on Form S-1, filed on August 24, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2020	StepStone Group Inc.

	By:	/s/ Scott Hart
Scott Hart
Co-Chief Executive Officer